Exhibit 4.2.3

CONFIDENTIAL TREATMENT REQUESTED

Portions of this document have been omitted pursuant to a request for confidential treatment. Such omitted portions are indicated by asterisks (***) and have been filed separately with the SEC

Supplemental Agreement No. 24 (“SA-24”)

to

Purchase Agreement No. 2126

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 10th day of November 2008, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called “Boeing”), and LAN Airlines S.A., a Chilean corporation (hereinafter called “Customer”);

W I T N E S S E T H:

WHEREAS, the parties entered into that certain Purchase Agreement No. 2126, dated as of January 30, 1998 relating to the purchase and sale of Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F aircraft (hereinafter referred to as “Aircraft”), which agreement, including all tables, exhibits, supplemental exhibits and specifications thereto, together with all letter agreements then or thereafter entered into that by their terms constitute part of such purchase agreement and as such purchase agreement may be amended or supplemented from time to time, is hereinafter called the “Purchase Agreement;”

WHEREAS, the parties have mutually agreed upon terms of a purchase and sale of four new Boeing Model 767-316ER Aircraft for scheduled delivery in ***, *** (two Aircraft), and ***, (the “Four *** Delivery Year Aircraft”);

WHEREAS, Boeing and Customer mutually agree that a new exhibit to the Purchase Agreement is necessary to reflect the price of the optional features (“Options”) in *** base year dollars;

WHEREAS, Boeing and Customer mutually agree that Table 7 should be revised to reflect Customer’s prior substitution from 767-300F Aircraft to 767-316ER Aircraft;

P.A. No. 2126	Page 1	SA-24

8 November 2008 SA-24, Page 1 of 84

WHEREAS, Boeing and Customer mutually agree to the terms and conditions under which the Customer will be provided with the rights to purchase two Aircraft for delivery during (i) the *** and (ii) the *** (subject to the terms of the Recent Strike Letter Agreement 6-1162-ILK-0382 (Recent Strike Letter Agreement) (the two “Option Aircraft”); and

WHEREAS, Boeing and Customer have agreed to amend the Purchase Agreement to incorporate the above changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Purchase Agreement as follows:

1.	Quantity, Model, and Description.

1.1.	Purchase of Four *** Delivery Year Aircraft.

This Supplemental Agreement amends the Purchase Agreement to reflect the purchase by Customer of the Four *** Delivery Year Aircraft.

1.2.	Aircraft Description for Four *** Delivery Year Aircraft.

Boeing will manufacturer and sell to Customer, and Customer will purchase from Boeing, the Four *** Delivery Year Aircraft described in the attached Aircraft Information Table No. 11, including identification data for the applicable Detail Specification (“Table 11”).

2.	Aircraft Delivery Schedule.

The scheduled delivery month of each of the Four *** Delivery Year Aircraft is set forth in the attached Table 11, subject to the terms of the Recent Strike Letter Agreement.

3.	Price.

3.1.	Aircraft Basic Price.

The Aircraft Basic Price, expressed in subject to escalation dollars, and each component thereof and the Advance Payment Base Price for each of the Four *** Delivery Year Aircraft is set forth in Table 11.

4.	Payment.

4.1.	Boeing acknowledges receipt of funds from Customer in the amount of *** dollars ($***) for each of the Four *** Delivery Year Aircraft in Table 11 (hereinafter referred to as “Deposit”).

P.A. No. 2126	Page 2	SA-24

8 November 2008 SA-24, Page 2 of 84

4.2.	Customer will make Advance Payments to Boeing in the amount of 30% of the Advance Payment Base Price for each of the Aircraft. These payments will begin with a payment of 1%, less any Deposit previously paid to Boeing. Additional payments (“Advance Payments”) for the Aircraft are due on the first business day of the months and in the amounts set forth in the attached Table 11.

4.3.	The total amount of Advance Payments due upon the date of this Supplemental Agreement 24 will include all Advance Payments that are or were due on or before such date in accordance with the Advance Payment Schedule set forth in the attached Table 11.

4.4.	Any payments due by Customer to Boeing shall be made via wire transfer to the Boeing bank account identified below.

Bank: ***

Account Name: The Boeing Company ABA

No. ***

Account No. ***

5.	Miscellaneous.

5.1.	Table of Contents.

Remove and replace in its entirety the Table of Contents, with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 24.

5.2.	Table 7.

Remove and replace in its entirety the Table 7 to reflect the fact that Customer previously substituted the 767-300F Aircraft to 767-300ER Aircraft as reflected in Table 8.

5.3.	Incorporation of Exhibit A-9.

The Purchase Agreement is amended to incorporate Exhibit A-9 to reflect the price of the Options for the 767-316ER Aircraft in *** base year dollars.

5.4.	Incorporation of Supplemental Exhibit AE1 ***$.

The Purchase Agreement is amended to incorporate Supplemental Exhibit AE1 ***$ to provide the *** base year escalation formula applicable to the Four *** Delivery Year Aircraft.

P.A. No. 2126	Page 3	SA-24

8 November 2008 SA-24, Page 3 of 84

5.5.	Letter Agreements.

The Purchase Agreement is amended to incorporate the following letter agreements, to reflect the changes made by this Supplemental Agreement No. 24:

1)	Special Matters Relating to Four *** Delivery Year Aircraft, Letter Agreement 6-1162-ILK-0381: setting forth the economic considerations for the Four *** Delivery Year Aircraft; and

2)	Recent Strike Letter Agreement: identifying the possibility of delay in the performance of any obligation of Boeing under the Purchase Agreement as a result of the ***.

3)	Aircraft Model Substitution Four *** Delivery Year Aircraft, Letter Agreement 6-1162-ILK-0383: setting forth the terms and conditions for Aircraft Model Substitution of the Four *** Delivery Year Aircraft.

4)	*** Seats Letter Agreement 6-1162-ILK-0384: setting forth the *** requirement alternatives.

5)	Performance Guarantees Relating to the Four *** Delivery Year Aircraft Letter Agreement 6-1162-ILK-0385: setting forth the performance guarantees applicable to the Four *** Delivery Year Aircraft.

6)	Option Aircraft Letter Agreement 6-1162-ILK-0388: setting forth the terms and conditions applicable to the Option Aircraft.

6.	Confidentiality.

Boeing and Customer understand that the commercial and financial information contained in this Purchase Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein.

P.A. No. 2126	Page 4	SA-24

8 November 2008 SA-24, Page 4 of 84

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		LAN AIRLINES S.A.

By:	***	By:	/s/ Mr. Roberto Alvo
	***		Mr. Roberto Alvo

Its	Attorney-In-Fact	Its:	Sr. VP Strategic Planning & Corporate Development

		By:	/s/ Mr. Alejandro de la Fuente Goic
Mr. Alejandro de la Fuente Goic

		Its:	Chief Financial Officer

P.A. No. 2126	Page 5	SA-24

8 November 2008 SA-24, Page 5 of 84

PURCHASE AGREEMENT NUMBER 2126

between

THE BOEING COMPANY

and

LAN Airlines S.A.

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

P.A. No. 2126		SA-24

8 November 2008 SA-24, Page 6 of 84

TABLE OF CONTENTS

ARTICLES		Supplemental Agreement
1.	Quantity, Model and Description	24
2.	Delivery Schedule	24
3.	Price	24
4.	Payment	24
5.	Miscellaneous	24
6.	Confidentiality	24

TABLE
1.	Aircraft Information Table 767-300ER Aircraft – ***	1
2.	Aircraft Information Table 767-300F Aircraft – ***	1
3.	Aircraft Information Table 767-300F Aircraft – ***	8
4.	Aircraft Information Table 767-300F Aircraft – ***	11
5.	Aircraft Information Table 767-300F Aircraft – ***	18
6.	Aircraft Information Table 767-316ER Aircraft – ***	21
7.	Aircraft Information Table 767-300F Aircraft – ***	24
8.	Aircraft Information Table 767-316ER Aircraft – ***	22
9.	Aircraft Information Table 767-316ER Aircraft – ***	22
10.	Aircraft Information Table 767-316ER Aircraft – ***	23
11.	Aircraft Information Table 767-316ER Aircraft – ***	24

EXHIBIT
A.	Aircraft Configuration
A-1	Aircraft Configuration	1
A-2	Aircraft Configuration	5
A-3	Aircraft Configuration	10
A-4	Aircraft Configuration 767-316F Aircraft – ***	15
A-5	Aircraft Configuration 767-316ER Aircraft – ***	17
A-6	Aircraft Configuration 767-316ER Aircraft – ***	22
A-7	Aircraft Configuration 767-316ER Aircraft – ***	22
A-8	Aircraft Configuration 767-316ER Aircraft – ***	23
A-9	Aircraft Configuration 767-316ER Aircraft – ***	24
B.	Aircraft Delivery Requirements and Responsibilities	1

SUPPLEMENTAL EXHIBITS
BFE1.	BFE Variables	1
CS1.	Customer Support Variables	1
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity	1
EE1-1.	Engine Escalation/Engine Warranty and Patent Indemnity	5
EE1-2.	Engine Escalation/Engine Warranty and Patent Indemnity	13
SLP1.	Service Life Policy Components
AE1	Escalation adjustment - airframe and optional features	22
AE1 ***	Escalation adjustment - airframe and optional features	24

P.A. No. 2126		SA-24

8 November 2008 SA-24, Page 7 of 84

LETTER AGREEMENTS		Supplemental Agreement(s)
2126-1	Seller Purchased Equipment
2126-2R1	Cabin Systems Equipment	17
2126-3R4	***	13

RESTRICTED LETTER AGREEMENTS		Supplemental Agreement(s)
6-1162-DMH-350	Performance Guarantees
6-1162-DMH-351	Promotion Support
6-1162-DMH-472	Performance Guarantees	1
6-1162-DMH-475	Configuration Matters	1
6-1162-DMH-1031R2	Special Provisions for Advance Payments	9
6-1162-LAJ-311	Special Matters Relating to the July 2001 and September 2001 Aircraft	11
6-1162-LAJ-0895	Business Considerations	14
6-1162-LAJ-0895R1	Business Considerations	16
6-1162-LAJ-956	Special Matters Relating to four 2006 Delivery Aircraft (February 4, 2005)
6-1162-LAJ-0895R6	Business Considerations	23
6-1162-ILK-002R4	Special Matters Relating to Advance Payments Requirements	21
6-1162-ILK-0381	Special Matters Relating to Four *** Delivery Year Aircraft	24
6-1162-ILK-0382	Recent Strike	24
6-1162-ILK-0383	Aircraft Model Substitution Relating to Four *** Delivery Year Aircraft	24
6-1162-ILK-0384	***	24
6-1162-ILK-0385	Performance Guarantees Relating to the Four *** Delivery Year Aircraft	24
6-1162-ILK-0388	Option Aircraft	24

P.A. No. 2126		SA-24

8 November 2008 SA-24, Page 8 of 84

Aircraft Information Table No. 7

to Purchase Agreement No. 2126

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 767-300F	412000 pounds	Detail Specification: D019T002LAN63F-1 (9/2004)
Engine Model/Thrust: ***	***	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:	***

Sub-Total of Airframe and Features:	***	Airframe Escalation Data:
Engine Price (Per Aircraft):	***	Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:	***	Engine Escalation Data:	***
Seller Purchased Equipment (SPE) Estimate:	***	Base Year Index (CPI):	***
Refundable Deposit/Aircraft at Proposal Accept:	***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	36 Month Notice Option Exercise Due Date	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%

LAN P.A. 2126	SA-24	Table 7

8 November 2008 SA-24, Page 9 of 84

Aircraft Information Table No. 11

to Purchase Agreement No. 2126

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 767-300ER	412000 pounds	Detail Specification: D019T002LAN63F-1 (9/2004)
Engine Model/Thrust: ***	***	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:	***

Sub-Total of Airframe and Features:	***	Airframe Escalation Data:
Engine Price (Per Aircraft):	***	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):	***	Base Year Index (CPI):		***

Buyer Furnished Equipment (BFE) Estimate:	***	Engine Escalation Data:		***
Seller Purchased Equipment (SPE) Estimate:	***	Base Year Index (CPI):		***
Refundable Deposit/Aircraft at Proposal Accept:	***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	36 Month Notice Option Exercise Due Date	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
***	1	***	***	40590	***	***	***	***	***
***	1	***	***	40591	***	***	***	***	***
***	1	***	***	40592	***	***	***	***	***
***	1	***	***	40593	***	***	***	***	***

APR 49706
LAN P.A. 2126	SA-24	Table 11

8 November 2008 SA-24, Page 10 of 84

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Exhibit A-9 to Purchase Agreement Number 2126

P.A. No. 2126	Exhibit A-9	SA-24

8 November 2008 SA-24, Page 11 of 84

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 767-300ER AIRCRAFT

THE LAN AIRCRAFT

The Detail Specification is Boeing Detail Specification D019-T001-J dated as of September 21, 2007. Such Detail Specification will be comprised of Boeing Configuration Specification D019T001, Revision J dated September 21, 2007 to incorporate the Options listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). Such Options are set forth in Boeing Document D019- T001LAN63E-1. As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

P.A. No. 2126	Exhibit A-9, Page 1	SA-24

8 November 2008 SA-24, Page 12 of 84

Exhibit A-9

Purchase Agreement No. 2126

Configuration Item Number	Title	***$ PER AC Price Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
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***	***	***

P.A. No. 2126	Exhibit A-9, Page 2	SA-24

8 November 2008 SA-24, Page 13 of 84

Exhibit A-9

Purchase Agreement No. 2126

Configuration Item Number	Title	***$ PER AC Price Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
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***	***	***

P.A. No. 2126	Exhibit A-9, Page 3	SA-24

8 November 2008 SA-24, Page 14 of 84

Exhibit A-9

Purchase Agreement No. 2126

Configuration Item Number	Title	***$ PER AC Price Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
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P.A. No. 2126	Exhibit A-9, Page 4	SA-24

8 November 2008 SA-24, Page 15 of 84

Exhibit A-9

Purchase Agreement No. 2126

Configuration Item Number	Title	***$ PER AC Price Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
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P.A. No. 2126	Exhibit A-9, Page 5	SA-24

8 November 2008 SA-24, Page 16 of 84

Exhibit A-9

Purchase Agreement No. 2126

Configuration Item Number	Title	***$ PER AC Price Per A/C
***	***	***
***	***	***
***	***	***
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P.A. No. 2126	Exhibit A-9, Page 6	SA-24

8 November 2008 SA-24, Page 17 of 84

Exhibit A-9

Purchase Agreement No. 2126

Configuration Item Number	Title	***$ PER AC Price Per A/C
***	***	***
***	***	***
***	***	***
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P.A. No. 2126	Exhibit A-9, Page 7	SA-24

8 November 2008 SA-24, Page 18 of 84

Exhibit A-9

Purchase Agreement No. 2126

Configuration Item Number	Title	***$ PER AC Price Per A/C
***	***	***
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P.A. No. 2126	Exhibit A-9, Page 8	SA-24

8 November 2008 SA-24, Page 19 of 84

Exhibit A-9

Purchase Agreement No. 2126

Configuration Item Number	Title	***$ PER AC Price Per A/C
***	***	***
***	***	***
***	***	***
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P.A. No. 2126	Exhibit A-9, Page 9	SA-24

8 November 2008 SA-24, Page 20 of 84

Exhibit A-9

Purchase Agreement No. 2126

Configuration Item Number	Title	***$ PER AC Price Per A/C
***	***	***
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P.A. No. 2126	Exhibit A-9, Page 10	SA-24

8 November 2008 SA-24, Page 21 of 84

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

LAN AIRLINES S.A

Supplemental Exhibit AE1 *** to Purchase Agreement Number 2126

P.A. No. 2126	AE1-***	SA-24

BOEING PROPRIETARY
8 November 2008 SA-24, Page 22 of 84

LAN AIRLINES S.A.

1.	*** Base Year Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa =	(P)(L + M) - P

Where:

Pa =	Airframe Price Adjustment.
P =	Airframe Price plus the price of the Optional Features (as set forth in Table 11 of this Purchase Agreement).
L =	.65 x (ECI
ECIb)

Where:

ECIb is the base year airframe escalation index (computed as the three month arithmetic average value of 103.1 for June, July and August of *** as set forth in Table 11 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Manufacturing – Total Compensation (BLS Series ID CIU2013000000000I), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

M = .35 x (CPI

                  CPIb)

P.A. No. 2126	AE1-***	SA-24

BOEING PROPRIETARY
8 November 2008 SA-24, Page 23 of 84

LAN AIRLINES S.A.

Where:

CPIb is the base year airframe escalation index (computed as the three month arithmetic average value of 208.2 for June, July and August of *** as set forth in Table 11 of this Purchase Agreement); and

CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index – All Urban Consumers (BLS Series ID CUUR0000SA0), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11 th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI and CPI.

Note:	i.	In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

	ii.	.65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

	iii.	.35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

	iv.	The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 11 of this Purchase Agreement.

	v.	The final value of Pa will be rounded to the nearest dollar.

	vi.	The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

P.A. No. 2126	AE1-***	SA-24

BOEING PROPRIETARY
8 November 2008 SA-24, Page 24 of 84

LAN AIRLINES S.A.

2.	Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within 24 months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4 If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

P.A. No. 2126	AE1-***	SA-24

BOEING PROPRIETARY
8 November 2008 SA-24, Page 25 of 84

LAN AIRLINES S.A.

Note:	i.	The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to Paragraph 2.4 above.

	ii.	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

P.A. No. 2126	AE1-***	SA-24

BOEING PROPRIETARY
8 November 2008 SA-24, Page 26 of 84

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-ILK-0381

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	Special Matters Relating to Four *** Delivery Year Aircraft

Reference:	Purchase Agreement No. 2126 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Model 767-316F, Model 767-38EF and Model 767-316ER aircraft (hereinafter referred to as “Aircraft”)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	***

P.A. No. 2126		SA-24
Special Matters for the Four *** Delivery Year Aircraft
BOEING PROPRIETARY
8 November 2008 SA-24, Page 27 of 84

LAN Airline S.A.

6-1162-ILK-0381         Page 2

2.	***

3.	***

4.	***

P.A. No. 2126		SA-24
Special Matters for the Four *** Delivery Year Aircraft
BOEING PROPRIETARY
8 November 2008 SA-24, Page 28 of 84

LAN Airline S.A.

6-1162-ILK-0381         Page 3

5.	***

5.1	***

5.2	***

P.A. No. 2126		SA-24
Special Matters for the Four *** Delivery Year Aircraft
BOEING PROPRIETARY
8 November 2008 SA-24, Page 29 of 84

LAN Airline S.A.

6-1162-ILK-0381         Page 4

5.3	***

6.1	***

6.2	***

6.3	***

6.4	***

6.5	***

6.5.1	***

6.5.2	***

7.	***

7.1	***

7.2	***

P.A. No. 2126		SA-24
Special Matters for the Four *** Delivery Year Aircraft
BOEING PROPRIETARY
8 November 2008 SA-24, Page 30 of 84

LAN Airline S.A.

6-1162-ILK-0381         Page 5

7.3	***

7.4	***

7.5	***

8.	***

P.A. No. 2126		SA-24
Special Matters for the Four *** Delivery Year Aircraft
BOEING PROPRIETARY
8 November 2008 SA-24, Page 31 of 84

LAN Airline S.A.

6-1162-ILK-0381         Page 6

***

P.A. No. 2126		SA-24
Special Matters for the Four *** Delivery Year Aircraft
BOEING PROPRIETARY
8 November 2008 SA-24, Page 32 of 84

LAN Airline S.A.

6-1162-ILK-0381         Page 7

9.	***

10.	***

P.A. No. 2126		SA-24
Special Matters for the Four *** Delivery Year Aircraft
BOEING PROPRIETARY
8 November 2008 SA-24, Page 33 of 84

LAN Airline S.A.

6-1162-ILK-0381         Page 8

11.	***

12.	Confidentiality.

Boeing and Customer understand that the commercial and financial information contained in this Purchase Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. ***

P.A. No. 2126		SA-24
Special Matters for the Four *** Delivery Year Aircraft
BOEING PROPRIETARY
8 November 2008 SA-24, Page 34 of 84

LAN Airline S.A.

6-1162-ILK-0381         Page 9

Very truly yours,

THE BOEING COMPANY

By:	***
***

Its:	Attorney-In-Fact

P.A. No. 2126		SA-24
Special Matters for the Four *** Delivery Year Aircraft
BOEING PROPRIETARY
8 November 2008 SA-24, Page 35 of 84

LAN Airline S.A.

6-1162-ILK-0381         Page 10

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 10th day of November of 2008.

LAN AIRLINES S.A.

By:	/s/ Mr. Roberto Alvo
Mr. Roberto Alvo

Its:	Sr. VP Strategic Planning & Corporate Development

By:	/s/ Mr. Alejandro de la Fuente Goic
Mr. Alejandro de la Fuente Goic

Its:	Chief Financial Officer

P.A. No. 2126		SA-24
Special Matters for the Four *** Delivery Year Aircraft
BOEING PROPRIETARY
8 November 2008 SA-24, Page 36 of 84

Exhibit A to Letter Agreement 6-1162-ILK-0381

***

Airframe Model/MTOW: 767-300F	412000 pounds	Detail Specification: D019T002-H (11/28/2006)
Engine Model/Thrust: ***	***	Airframe Price Base Year/Escalation Formula:	***
Airframe Price:	***	Engine Price Base Year/Escalation Formula:	***
Optional Features:	***

Sub-Total of Airframe and Features:	***	Airframe Escalation Data:
Engine Price (Per Aircraft):	***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:	***	Engine Escalation Data:	***
Seller Purchased Equipment (SPE) Estimate:	***	Base Year Index (CPI):	***
Refundable Deposit/Aircraft at Proposal Accept:	***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
***	1	***	***	40590	***	***	***	***	***
***	1	***	***	40591	***	***	***	***	***
***	1	***	***	40592	***	***	***	***	***
***	1	***	***	40593	***	***	***	***	***
Total:	4

APR 49707 P.A. No. 2126	***	SA-24
Special Matters for the Four *** Delivery Year Aircraft, Attachment A		Page 1 of 1
BOEING PROPRIETARY
8 November 2008 SA-24, Page 37 of 84

Exhibit B to Letter Agreement 6-1162-ILK-0381

***

***

P.A. No. 2126	***	SA-24
Special_Matters for the Four *** Delivery Year Aircraft,		Page 1 of 1
BOEING PROPRIETARY
8 November 2008 SA-24, Page 38 of 84

Special _Matters for the Four *** Delivery Year Aircraft, Exhibit C

Purchase Agreement No. 2126

Configuration Item Number	ARTICLE 7.3, OPTIONAL FEATURES, SUBSTITUTE AIRCRAFT Title	***$ PER AC Price Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

P.A. No. 2126	***	SA-24
Special_Matters for the Four *** Delivery Year Aircraft
BOEING PROPRIETARY
8 November 2008 SA-24, Page 39 of 84

Special _Matters for the Four *** Delivery Year Aircraft, Exhibit C

Purchase Agreement No. 2126

Configuration Item Number	ARTICLE 7.3, OPTIONAL FEATURES, SUBSTITUTE AIRCRAFT Title	***$ PER AC Price Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

P.A. No. 2126	***	SA-24
Special_Matters for the Four *** Delivery Year Aircraft
BOEING PROPRIETARY
8 November 2008 SA-24, Page 40 of 84

Special _Matters for the Four *** Delivery Year Aircraft, Exhibit C

Purchase Agreement No. 2126

Configuration Item Number	ARTICLE 7.3, OPTIONAL FEATURES, SUBSTITUTE AIRCRAFT Title	***$ PER AC Price Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

P.A. No. 2126	***	SA-24
Special_Matters for the Four *** Delivery Year Aircraft
BOEING PROPRIETARY
8 November 2008 SA-24, Page 41 of 84

Special _Matters for the Four *** Delivery Year Aircraft, Exhibit C

Purchase Agreement No. 2126

Configuration Item Number	ARTICLE 7.3, OPTIONAL FEATURES, SUBSTITUTE AIRCRAFT Title	***$ PER AC Price Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
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***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

P.A. No. 2126	***	SA-24
Special_Matters for the Four *** Delivery Year Aircraft
BOEING PROPRIETARY
8 November 2008 SA-24, Page 42 of 84

Special _Matters for the Four *** Delivery Year Aircraft, Exhibit C

Purchase Agreement No. 2126

Configuration Item Number	ARTICLE 7.3, OPTIONAL FEATURES, SUBSTITUTE AIRCRAFT Title	***$ PER AC Price Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

P.A. No. 2126	***	SA-24
Special_Matters for the Four *** Delivery Year Aircraft
BOEING PROPRIETARY
8 November 2008 SA-24, Page 43 of 84

Special _Matters for the Four *** Delivery Year Aircraft, Exhibit C

Purchase Agreement No. 2126

Configuration Item Number	ARTICLE 7.3, OPTIONAL FEATURES, SUBSTITUTE AIRCRAFT Title	***$ PER AC Price Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

P.A. No. 2126	***	SA-24
Special_Matters for the Four *** Delivery Year Aircraft
BOEING PROPRIETARY
8 November 2008 SA-24, Page 44 of 84

Appendix 1

[LEGEND: FORM OF SUPPLEMENTAL AGREEMENT]

***

BOEING PROPRIETARY
8 November 2008 SA-24, Page 45 of 84

***.

BOEING PROPRIETARY
8 November 2008 SA-24, Page 46 of 84

***

BOEING PROPRIETARY
8 November 2008 SA-24, Page 47 of 84

***

BOEING PROPRIETARY
8 November 2008 SA-24, Page 48 of 84

***

BOEING PROPRIETARY
8 November 2008 SA-24, Page 49 of 84

***

BOEING PROPRIETARY
8 November 2008 SA-24, Page 50 of 84

***

BOEING PROPRIETARY
8 November 2008 SA-24, Page 51 of 84

***

BOEING PROPRIETARY
8 November 2008 SA-24, Page 52 of 84

***

BOEING PROPRIETARY
8 November 2008 SA-24, Page 53 of 84

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0382

LAN Airlines S.A.

Av. Presidente Riesco 5711

Piso 19, Las Condes

Santiago, Chile

Subject:	Recent Strike

References:

a)      Purchase Agreement No. 2126 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Model 767-316F, Model 767-38EF and Model 767-3 16ER aircraft (hereinafter referred to as “Aircraft”);

b) Aircraft General Terms Agreement Number AGTA-LAN (AGTA) between Boeing and Customer; AND

c) Article 7, Excusable Delay, of the AGTA (Excusable Delay Provision)

Ladies and Gentlemen:

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement and in the AGTA, as applicable.

1. Background. Boeing’s labor contract with its principal employee union expired at midnight on September 3, 2008. The International Association of Machinists & Aerospace Workers (IAM) voted to reject Boeing’s offer on September 3, 2008 and after a 48 hour mediation effort, the IAM workers began a strike on September 6, 2008 (IAM Action). The IAM and Boeing agreed to a new, four year labor agreement ratified by the IAM membershi9 on November 1st. The IAM members agreed to return to work by November 10 .

2. ***

P.A. No. 2126		SA-24
Recent Strike
BOEING PROPRIETARY
8 November 2008 SA-24, Page 54 of 84

2.1. ***

2.2. ***

2.3. ***

3. ***

4. ***

Very truly yours,

THE BOEING COMPANY

By:	***
***

Its:	Attorney-in-Fact

P.A. No. 2126		SA-24
Recent Strike
BOEING PROPRIETARY
8 November 2008 SA-24, Page 55 of 84

ACCEPTED AND AGREED TO this 10TH day of November of 2008.

LAN AIRLINES S.A.

By:	/s/ Mr. Roberto Alvo
Mr. Roberto Alvo

Its:	Sr. VP Strategic Planning & Corporate Development

By:	/s/ Mr. Alejandro de la Fuente Goic
Mr. Alejandro de la Fuente Goic

Its:	Chief Financial Officer

P.A. No. 2126		SA-24
Recent Strike
BOEING PROPRIETARY
8 November 2008 SA-24, Page 56 of 84

Appendix 1

[LEGEND: FORM OF SUPPLEMENTAL AGREEMENT]

***

BOEING PROPRIETARY
8 November 2008 SA-24, Page 57 of 84

***

BOEING PROPRIETARY
8 November 2008 SA-24, Page 58 of 84

***

BOEING PROPRIETARY
8 November 2008 SA-24, Page 59 of 84

***

BOEING PROPRIETARY
8 November 2008 SA-24, Page 60 of 84

***

BOEING PROPRIETARY
8 November 2008 SA-24, Page 61 of 84

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-ILK-0383

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	Aircraft Model Substitution Relating to Four *** Delivery Year Aircraft

Reference:	Purchase Agreement No. 2126 (the “Purchase Agreement”) between The Boeing Company (“Boeing”) and LAN Airlines S.A. (“Customer”) relating to Model 767-316F, Model 767-38EF and Model 767-316ER aircraft (hereinafter referred to as “Aircraft”)

This letter agreement (“Letter Agreement”) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	***

2.	***

3.	***

P.A. No. 2126		SA-24
Aircraft Model Substitution
BOEING PROPRIETARY
8 November 2008 SA-24, Page 62 of 84

LAN Airlines S.A.

6-1162-ILK-0383         Page 2

4.	***

5.	***

6.	***

P.A. No. 2126		SA-24
Aircraft Model Substitution
BOEING PROPRIETARY
8 November 2008 SA-24, Page 63 of 84

LAN Airlines S.A.

6-1162-ILK-0383         Page 3

7.	***

8.	Confidentiality.

Boeing and Customer understand that the commercial and financial information contained in this Purchase Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein.***

P.A. No. 2126		SA-24
Aircraft Model Substitution
BOEING PROPRIETARY
8 November 2008 SA-24, Page 64 of 84

LAN Airlines S.A.

6-1162-ILK-0383         Page 4

***

Very truly yours,

THE BOEING COMPANY

By:	***
***

Its:	Attorney-In-Fact

P.A. No. 2126		SA-24
Aircraft Model Substitution
BOEING PROPRIETARY
8 November 2008 SA-24, Page 65 of 84

LAN Airlines S.A.

6-1162-ILK-0383         Page 5

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 10th day of November of 2008.

LAN AIRLINES S.A.

By:	/s/ Mr. Roberto Alvo
Mr. Roberto Alvo

Its:	Sr. VP Strategic Planning & Corporate Development

By:	/s/ Mr. Alejandro de la Fuente Goic
Mr. Alejandro de la Fuente Goic

Its:	Chief Financial Officer

P.A. No. 2126		SA-24
Aircraft Model Substitution
BOEING PROPRIETARY
8 November 2008 SA-24, Page 66 of 84

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-ILK-0384

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	*** Requirements

Reference:	Purchase Agreement No. 2126 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Model 767-316F, Model 767-38EF and Model 767-316ER aircraft (hereinafter referred to as “Aircraft”)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	***

2.	***

P.A. No. 2126		SA-24
***
BOEING PROPRIETARY
8 November 2008 SA-24, Page 67 of 84

LAN Airlines S.A.

6-1162-ILK-0384         Page 2

3.	***

4.	***

P.A. No. 2126		SA-24
***
BOEING PROPRIETARY
8 November 2008 SA-24, Page 68 of 84

LAN Airlines S.A.

6-1162-ILK-0384         Page 3

***

5.	Confidentiality.

Boeing and Customer understand that the commercial and financial information contained in this Purchase Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. ***

P.A. No. 2126		SA-24
***
BOEING PROPRIETARY
8 November 2008 SA-24, Page 69 of 84

LAN Airlines S.A.

6-1162-ILK-0384         Page 4

Very truly yours,

THE BOEING COMPANY

By:	***
***

Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 10TH day of November of 2008.

LAN AIRLINES S.A.

By:	/s/ Mr. Roberto Alvo
Mr. Roberto Alvo

Its:	Sr. VP Strategic Planning & Corporate Development

By:	/s/ Mr. Alejandro de la Fuente Goic
Mr. Alejandro de la Fuente Goic

Its:	Chief Financial Officer

P.A. No. 2126		SA-24
***
BOEING PROPRIETARY
8 November 2008 SA-24, Page 70 of 84

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-ILK-0385

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	Performance Guarantees Relating to the Four *** Delivery Year Aircraft, as defined below

Reference:	Purchase Agreement No. 2126 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Model 767-316F, Model 767-38EF and Model 767-316ER aircraft (hereinafter referred to as “Aircraft”)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

***

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part.

Boeing and Customer understand that the commercial and financial information contained in this Purchase Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. ***

P.A. No. 2126		SA-24
Performance Guarantees
BOEING PROPRIETARY
8 November 2008 SA-24, Page 71 of 84

LAN Airlines S.A.

6-1162-ILK-0385         Page 2

***

Very truly yours,

THE BOEING COMPANY

By:	***
***

Its:	Attorney-In-Fact

P.A. No. 2126		SA-24
Performance Guarantees
BOEING PROPRIETARY
8 November 2008 SA-24, Page 72 of 84

LAN Airlines S.A.

6-1162-ILK-0385         Page 3

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 10th day of November of 2008.

LAN AIRLINES S.A.

By:	/s/ Mr. Roberto Alvo
Mr. Roberto Alvo

Its:	Sr. VP Strategic Planning & Corporate Development

By:	/s/ Mr. Alejandro de la Fuente Goic
Mr. Alejandro de la Fuente Goic

Its:	Chief Financial Officer

P.A. No. 2126		SA-24
Performance Guarantees
BOEING PROPRIETARY
8 November 2008 SA-24, Page 73 of 84

LAN Airlines S.A.

6-1162-ILK-0385         Page 4

MODEL 767-300ER PERFORMANCE GUARANTEES

FOR LAN AIRLINES S.A.

SECTION	CONTENTS
***	***
***	***
***	***
***	***
***	***
***	***
***	***

P.A. No. 2126		SA-24
Performance Guarantees
BOEING PROPRIETARY
8 November 2008 SA-24, Page 74 of 84

Attachment to Letter Agreement

No. 6-1162-ILK-0385

***Engines

1	***

2	***

P.A. No. 2126
AERO-B-BBA4-M08-0947		SS08-0567
BOEING PROPRIETARY
8 November 2008 SA-24, Page 75 of 84

Attachment to Letter Agreement

No. 6-1162-ILK-0385

***Engines

3	***

4	***

5	***

P.A. No. 2126
AERO-B-BBA4-M08-0947		SS08-0567
BOEING PROPRIETARY
8 November 2008 SA-24, Page 76 of 84

Attachment to Letter Agreement

No. 6-1162-ILK-0385

***Engines

***

6	***

P.A. No. 2126
AERO-B-BBA4-M08-0947		SS08-0567
BOEING PROPRIETARY
8 November 2008 SA-24, Page 77 of 84

Attachment to Letter Agreement

No. 6-1162-ILK-0385

***Engines

***

7	***

P.A. No. 2126
AERO-B-BBA4-M08-0947		SS08-0567
BOEING PROPRIETARY
8 November 2008 SA-24, Page 78 of 84

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0388

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	Option Aircraft

Reference:	Purchase Agreement No. 2126 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Model 767-316F, Model 767-38EF and Model 767-316ER aircraft (hereinafter referred to as “Aircraft”)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	***

2.	***

P.A. No. 2126		SA-24
Option Aircraft
BOEING PROPRIETARY
8 November 2008 SA-24, Page 79 of 84

LAN Airlines S.A.

6-1162-ILK-0388         Page 2

3.	***

4.	***

P.A. No. 2126		SA-24
Option Aircraft
BOEING PROPRIETARY
8 November 2008 SA-24, Page 80 of 84

LAN Airlines S.A.

6-1162-ILK-0388         Page 3

5.	***

6.	***

7.	Confidentiality.

Boeing and Customer understand that the commercial and financial information contained in this Purchase Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. ***

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Option Aircraft
BOEING PROPRIETARY
8 November 2008 SA-24, Page 81 of 84

LAN Airlines S.A.

6-1162-ILK-0388         Page 4

***

Very truly yours,

THE BOEING COMPANY

By:	***
***

Its:	Attorney-In-Fact

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Option Aircraft
BOEING PROPRIETARY
8 November 2008 SA-24, Page 82 of 84

LAN Airlines S.A.

6-1162-ILK-0388         Page 5

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 10th day of November of 2008.

LAN AIRLINES S.A.

By:	/s/ Mr. Roberto Alvo
Mr. Roberto Alvo

Its:	Sr. VP Strategic Planning & Corporate Development

By:	/s/ Mr. Alejandro de la Fuente Goic
Mr. Alejandro de la Fuente Goic

Its:	Chief Financial Officer

P.A. No. 2126		SA-24
Option Aircraft
BOEING PROPRIETARY
8 November 2008 SA-24, Page 83 of 84

Attachment 1 to

Letter Agreement No. 6-1162-ILK-0388

767-300ER Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 767-300ER	412000 pounds	Detail Specification: D019T001-J (9/21/2007)
Engine Model/Thrust: ***	***	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:	***

Sub-Total of Airframe and Features:	***	Airframe Escalation Data:
Engine Price (Per Aircraft):	***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:	***	Engine Escalation Data:	***
Seller Purchased Equipment (SPE) Estimate:	***	Base Year Index (CPI):	***
Non-Refundable Option Payment/Aircraft: Payable by Customer to Boeing at Effective Date of SA-24	***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	36 Month Notice Option Exercise Due Date	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
***	1	***	***	***	***	***	***	***	***
***	1	***	***	***	***	***	***	***	***
Total:	2

•	- Delivery Date above is subject to reset after the IAM Strike is settled

P.A. No. 2126		SA-24
Option Aircraft
BOEING PROPRIETARY
8 November 2008 SA-24, Page 84 of 84